UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 16, 2004

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(866) 871-8519

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 16, 2004 we filed a current report on Form 8-K announcing the appointment of David C. Dreyer, 48, as Chief Financial Officer and Chief Accounting Officer of the Company. We are filing this amendment to the Form 8-K to file Mr. Dreyer’s severance agreement as Exhibit 99.1 to this current report on Form 8-K/A.

Mr. Dreyer’s appointment as Chief Financial Officer and Chief Accounting Officer is effective as of September 20, 2004. Mr. Dreyer joins AMN from Sicor, Inc., a manufacturer of complex pharmaceuticals with operations in the U.S., Italy, Mexico, Lithuania, China and Switzerland, recently acquired by Teva Pharmaceutical Limited – where he most recently served as Chief Financial Officer. Mr. Dreyer joined Sicor in 1997 as Corporate Controller, advanced to Chief Accounting Officer and then Chief Financial Officer.

As Chief Financial Officer, Mr. Dreyer’s base salary will be $325,000, and he will receive a guaranteed bonus of $36,230 for 2004 performance. He will be eligible in 2005 for the Company’s Senior Management Incentive Bonus Plan. Mr. Dreyer has been granted options for 100,000 shares of the Company’s common stock at the fair market value as defined in the Company’s Stock Option Plan, which vest over four years. Mr. Dreyer will also be entitled to one year’s annual salary in the event that he is discharged for other than for cause.

In March 2004, we announced that Donald Myll, the Chief Financial Officer, intended to resign. Mr. Myll’s resignation was effective August 11, 2004, at which time we appointed Susan Nowakowski as interim Chief Financial Officer and Brent Rivard as interim Chief Accounting Officer.

Forward-Looking Statements

This Form 8-K/A contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company has tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “projects,” “expects,” “plans,” “intends” and similar expressions. Similarly, statements herein that describe the company’s business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause the company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in this Form 8-K/A include, but are not limited to those set forth in the company’s annual report on Form 10-K for the year ended December 31, 2003, its quarterly reports on Form 10-Q and other reports on Form 8-K. These statements reflect the company’s current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this Form 8-K/A are likely to cause these statements to become outdated with the passage of time.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1	Executive Severance Agreement between AMN Healthcare, Inc. and David C. Dreyer, dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

By:	/s/ Steven C. Francis Steven C. Francis Chief Executive Officer

Date: September 29, 2004